Summary Prospectus |  October 4, 2024
Schwab® Select Large Cap Growth Fund

Ticker Symbol:	LGILX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI), reports to shareholders and other information about the fund online at www.schwabassetmanagement.com/schwabfunds_prospectus. You can also obtain this information at no cost by calling
1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, reports to shareholders and other information about the fund are available from your financial intermediary.
The fund’s prospectus and SAI, both dated July 26, 2024, as supplemented, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.
Investment Objective

The fund seeks long-term capital appreciation.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.63
Distribution (12b-1) fees	None
Other expenses	0.11
Total annual fund operating expenses	0.74
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$76	$237	$411	$918
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 63% of the average value of its portfolio.
Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities of U.S. large capitalization companies. The fund defines large capitalization companies as those with a market capitalization of at least $3 billion at the time of investment. In addition, up to 20% of the fund’s net assets may be invested in foreign equity securities. Investments in equity securities include common stock and preferred stock. The fund may, but is not required to, use derivative instruments for risk management purposes or as part of the fund’s investment strategies.
Schwab Asset Management allocates portions of the fund’s assets among subadvisers, who then manage their respective portions under the general supervision of Schwab Asset Management. In choosing the subadvisers and their allocations, Schwab Asset Management considers a number of factors, including economic trends, and its own outlook for a given investment style category that offers the greatest potential for growth, and the subadvisers’ performance in various market conditions. In addition to monitoring and coordinating the subadvisers, Schwab Asset Management also manages the cash portion of the fund. Schwab Asset Management may also directly manage portions of the fund during transitions between subadvisers.
Each subadviser uses its own securities selection process and has discretion to select portfolio securities for its allocation of the fund’s assets. At the same time, each subadviser invests with a specific investment style (e.g., U.S. large-cap growth) under the general supervision of Schwab Asset Management. Schwab Asset

Schwab Select Large Cap Growth Fund | Summary Prospectus1
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Management has developed parameters for each subadviser based on Schwab Asset Management’s assessment of the subadviser’s investment style and expertise. Schwab Asset Management assigns specific parameters in an attempt to capitalize on the strengths of each subadviser and to combine their investment activities in a complementary fashion.
In deciding whether an investment is tied to the U.S., each subadviser considers a number of factors including whether the investment is issued or guaranteed by the U.S. government or any of its agencies; the investment has its primary trading market in the U.S.; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in, the U.S.; the investment is included in an index representative of the U.S.; and the investment is exposed to the economic fortunes and risks of the U.S.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Multi-Manager Risk. Each subadviser makes investment decisions independently, and it is possible that the investment styles of subadvisers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single subadviser.
Management Risk. As with all actively managed funds, the fund is subject to the risk that the subadvisers will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. The fund’s subadvisers apply their own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged, resulting in the dollar value of the fund’s investment being adversely affected. Foreign securities also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) which may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. These risks may be heightened in connection with investments in emerging markets or securities of issuers that conduct their business in emerging markets.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.

2Schwab Select Large Cap Growth Fund | Summary Prospectus

Leverage Risk. Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The S&P 500® Index serves as the fund’s regulatory index and provides a broad measure of market performance. The Russell 1000 Growth Index is the fund’s additional index and is more representative of the fund’s investment universe than the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/schwabfunds_prospectus.
Prior to September 15, 2023, the fund had a different subadviser. The performance history of the fund prior to that date is attributable to the previous subadviser.
Annual Total Returns (%) as of 12/31

Best Quarter: 28.76% Q2 2020
Worst Quarter: (23.39%) Q2 2022
Year-to-date performance (non-annualized and before taxes)
as of 6/30/24: 22.66%
Average Annual Total Returns as of 12/31/23
	1 Year	5 Years	10 Years
Before taxes	47.79%	15.14%	12.39%
After taxes on distributions	42.01%	12.23%	9.69%
After taxes on distributions and sale of shares	31.79%	11.89%	9.53%
Comparative Indices (reflects no deduction for fees, expenses, or taxes)
S&P 500® Index	26.29%	15.69%	12.03%
Russell 1000 Growth Index	42.68%	19.50%	14.86%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Subadvisers

American Century Investment Management, Inc. (American Century)
JP Morgan Investment Management Inc. (JP Morgan)
Portfolio Managers

John Greves, CFA, Managing Director and Head of Multi-Asset Strategies at Schwab Asset Management has managed the fund since 2023.
Tony Creasy, CFA, Senior Portfolio Manager at Schwab Asset Management has managed the fund since 2023.
Keith Lee, CFA, Co-Chief Investment Officer, Senior Vice President and Senior Portfolio Manager at American Century, is responsible for the day-to-day co-management of the portion of the fund managed by American Century. He has managed the portion of the fund since 2023.
Michael Li, Ph.D., Vice President and Senior Portfolio Manager at American Century, is responsible for the day-to-day co-management of the portion of the fund managed by American Century. He has managed the portion of the fund since 2023 and will no longer manage the portion of the fund effective September 15, 2024.
Jeff Bourke, CFA, Vice President and Portfolio Manager at American Century, is responsible for the day-to-day co-management of the portion of the fund managed by American Century. He has managed the portion of the fund since 2023.
Tong Li, Portfolio Manager and Senior Quantitative Analyst at American Century, is responsible for the day-to-day co-management of the portion of the fund managed by American Century. He has managed the portion of the fund since 2024.

Schwab Select Large Cap Growth Fund | Summary Prospectus3

Giri Devulapally, CFA, Managing Director at JP Morgan, is the lead portfolio manager responsible for the day-to-day co-management of the portion of the fund managed by JP Morgan. He has managed the portion of the fund since 2023.
Holly Morris, Managing Director at JP Morgan, is a portfolio manager and research analyst responsible for the day-to-day co-management of the portion of the fund managed by JP Morgan. She has managed the portion of the fund since 2023.
Larry H. Lee, Managing Director at JP Morgan, is a portfolio manager and research analyst responsible for the day-to-day co-management of the portion of the fund managed by JP Morgan. He has managed the portion of the fund since 2023.
Robert Maloney, CFA, Executive Director at JP Morgan, is a portfolio manager and research analyst responsible for the day-to-day co-management of the portion of the fund managed by JP Morgan. He has managed the portion of the fund since 2023.
Joseph Wilson, Managing Director at JP Morgan, is a portfolio manager and research analyst responsible for the day-to-day co-management of the portion of the fund managed by JP Morgan. He has managed the portion of the fund since 2023.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
4Schwab Select Large Cap Growth Fund | Summary Prospectus